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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              _______________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              _______________________

         Date of Report (Date of earliest event reported): May 20, 2002
                                                           ------------

                              _______________________

                          MATERIAL SCIENCES CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                     1-8803
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                            (Commission File Number)

                Delaware                               95-2673173
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     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation or organization)

                            2200 East Pratt Boulevard
                        Elk Grove Village, Illinois 60007
                        ---------------------------------
             (Address of principal executive offices, with zip code)

                                 (847) 439-8270
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
                         (Former name or former address,
                          if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

         The Audit Committee of the Board of Directors of Material Sciences Corporation annually considers and recommends to the Corporation the selection of MSC's independent public accountants. On May 20, 2002, the Audit Committee decided to dismiss Arthur Andersen LLP ("Andersen") as MSC's independent public accountants and to engage Deloitte & Touche LLP to serve as MSC's independent public accountants for fiscal 2003.

         Andersen's reports on MSC's consolidated financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During MSC's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on MSC's consolidated financial statements for such years; and there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

         MSC provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 20, 2002, stating its agreement with such statements.

         During MSC's two most recent fiscal years and through the date of this Form 8-K, MSC did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on MSC's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits

             16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 20, 2002.

             99.1  Press Release dated May 23, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          MATERIAL SCIENCES CORPORATION

                          /s/ James J. Waclawik, Sr.
                          --------------------------

Date: May 23, 2002        By:  James J. Waclawik, Sr.
                          Its: Vice President and Chief Financial Officer

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                          MATERIAL SCIENCES CORPORATION

                                INDEX TO EXHIBITS

        Exhibit
        Number                      Description
===============================================================================

         16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 20, 2002.

         99.1  Press Release dated May 23, 2002.

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